UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 17, 2005


                              ROYAL FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

                          -----------------------------

               DELAWARE                                000-51123                             20-1636029
    (State or other jurisdiction of            (Commission File Number)         (I.R.S. Employer Identification No.)
            Incorporation)

  9226 SOUTH COMMERCIAL AVENUE,                                                                     60017
             CHICAGO, IL                                                                         (Zip Code)
    (Address of principal executive
               offices)

        Registrant's telephone number, including area code (773) 768-4800

                                 NOT APPLICABLE
           (Former name or former address, if changed since last year)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.
            ------------------------

         On November 17, 2005, Royal Financial, Inc. (the "Company") announced that its wholly-owned bank subsidiary, Royal Savings Bank, has filed applications with both the Indiana and Illinois state banking regulators to establish two new branch offices, one to be located in Northwest Indiana, and the other in Frankfort, Illinois. The bank's ability to open each of the branches is dependent on receiving the required regulatory approval of the applications.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed a determination or an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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

                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             ROYAL FINANCIAL, INC.
                             (Registrant)

                              By:  /s/ Donald A. Moll
                                   ----------------------------------------
                                   Name:   Donald A. Moll
                                   Title:  President and Chief Executive Officer



Date:  November 17, 2005


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